Exhibit 99.49
                                                                 -------------

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $10,459,463

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----

Total Number of Loans                                                           27
Total Outstanding Balance                                              $10,459,463
Average Loan Balance                                                      $387,388       $40,244 to $536,000
WA Mortgage Rate                                                            6.796%        5.600% to 10.750%
Net WAC                                                                     6.287%        5.091% to 10.241%
ARM Characteristics
      WA Gross Margin                                                       6.336%        5.000% to 7.750%
      WA Months to First Roll                                                   29             3 to 36
      WA First Periodic Cap                                                 1.720%        1.000% to 3.000%
      WA Subsequent Periodic Cap                                            1.452%        1.000% to 1.500%
      WA Lifetime Cap                                                      13.682%       12.000% to 17.750%
      WA Lifetime Floor                                                     6.759%        5.600% to 10.750%
WA Original Term (months)                                                      360           360 to 360
WA Remaining Term (months)                                                     358           303 to 360
WA LTV                                                                      79.95%        70.00% to 80.00%
   Percentage of Pool with CLTV > 100%                                       0.00%
   WA Effective LTV (Post MI)                                               79.95%
   Second Liens w/100% CLTV                                                  0.00%
WA FICO                                                                        619

Secured by (% of pool)               1st Liens                             100.00%
                                     2nd Liens                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                            73.52%


---------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:      Doc Types:      Purpose Codes      Occ Codes         Grades      Orig PP Term
 -------------       -----------      ----------      -------------      ---------         ------      ------------

CA        50.49%   SFR     69.91%   FULL    96.44%   PUR       74.84%  OO    100.00   A    100.00     0      26.48%
VA        11.54%   PUD     30.09%   STATED   3.56%   RCO       25.16%                                 12      7.07%
FL         4.28%                                                                                      24     38.47%
MN         4.08%                                                                                      36     25.65%
NJ         4.02%                                                                                      60      2.33%



---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 1 of 7                9/21/2005 6:43:16 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $10,459,463

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                 $203,966     1        1.95    $203,966    8.625  303.00   689   80.0
2/28 LIB6M                $875,865     3        8.37    $291,955    6.768  356.88   631   79.5
2/28 LIB6M - IO - 24    $3,114,750     8       29.78    $389,344    6.110  359.03   609   80.0
2/28 LIB6M - IO - 60      $360,000     1        3.44    $360,000    7.000  359.00   616   80.0
3/27 LIB6M              $1,238,813     3       11.84    $412,938    8.302  358.68   652   80.0
3/27 LIB6M - IO - 36    $4,260,550    10       40.73    $426,055    6.805  359.11   610   80.0
3/27 LIB6M - IO - 60      $405,518     1        3.88    $405,518    6.330  355.00   623   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463    27      100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $10,459,463  27        100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463  27        100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00        $40,244     1        0.38     $40,244    8.625  303.00   610   70.0
$200,000.01 - $250,000.00     $203,966     1        1.95    $203,966    8.625  303.00   689   80.0
$350,000.01 - $400,000.00   $5,313,922    14       50.80    $379,566    6.579  358.93   605   80.0
$400,000.01 - $450,000.00   $3,449,330     8       32.98    $431,166    7.333  358.54   639   80.0
$450,000.01 - $500,000.00     $916,000     2        8.76    $458,000    5.862  360.00   608   80.0
$500,000.01 - $550,000.00     $536,000     1        5.12    $536,000    6.250  359.00   622   80.0
------------------------------------------------------------------------------------------------------------------------------------
                           $10,459,463    27      100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
California              $5,281,339   13        50.49    $406,257    6.640  357.25   621   80.0
Florida                   $447,200    1         4.28    $447,200    7.300  359.00   629   80.0
Maryland                  $364,000    1         3.48    $364,000    7.270  359.00   596   80.0
Minnesota                 $427,239    1         4.08    $427,239    6.600  358.00   705   80.0
Nevada                    $360,000    1         3.44    $360,000    7.000  359.00   616   80.0
New Jersey                $420,000    1         4.02    $420,000    7.750  358.00   626   79.6
New York                  $378,400    1         3.62    $378,400    6.500  359.00   586   80.0
North Carolina            $387,422    1         3.70    $387,422    7.500  358.00   588   80.0
Ohio                       $40,244    1         0.38     $40,244    8.625  303.00   610   70.0



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 7                9/21/2005 6:43:16 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $10,459,463

                                Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania              $381,150    1         3.64    $381,150    5.600  359.00   627   80.0
South Carolina            $405,518    1         3.88    $405,518    6.330  355.00   623   80.0
Virginia                $1,206,950    3        11.54    $402,317    7.407  358.68   592   80.0
Washington                $360,000    1         3.44    $360,000    5.990  359.00   639   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              $40,244        1     0.38     $40,244    8.625  303.00   610   70.0
75.01 - 80.00          $10,419,219       26    99.62    $400,739    6.789  357.80   619   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463       27   100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           $2,873,150    7        27.47    $410,450    5.875  359.47   618   80.0
6.001 - 6.500           $2,469,518    6        23.61    $411,586    6.319  358.34   606   80.0
6.501 - 7.000           $1,622,860    4        15.52    $405,715    6.729  358.98   648   80.0
7.001 - 7.500           $2,026,372    5        19.37    $405,274    7.312  358.62   603   80.0
7.501 - 8.000             $799,200    2         7.64    $399,600    7.750  358.47   603   79.8
8.501 - 9.000             $244,210    2         2.33    $122,105    8.625  303.00   676   78.4
10.501 - 11.000           $424,152    1         4.06    $424,152   10.750  360.00   657   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                     $7,311,842   19        69.91    $384,834    6.555  357.09   622   79.9
PUD                     $3,147,620    8        30.09    $393,453    7.355  358.75   612   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                     $7,827,841   21        74.84    $372,754    7.024  357.00   615   79.9



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 7                9/21/2005 6:43:16 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $10,459,463

                                Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                     $2,631,621    6        25.16    $438,604    6.119  359.35   630   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
301 - 360              $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $10,087,463   26        96.44    $387,979    6.811  357.50   619   79.9
STATED INCOME             $372,000    1         3.56    $372,000    6.400  360.00   625   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                 $427,239    1         4.08    $427,239    6.600  358.00   705   80.0
681 - 700                 $203,966    1         1.95    $203,966    8.625  303.00   689   80.0
641 - 660                 $863,773    2         8.26    $431,887    8.714  359.49   655   80.0
621 - 640               $3,753,868    9        35.89    $417,096    6.400  358.67   627   80.0
601 - 620               $1,650,394    5        15.78    $330,079    6.679  357.92   612   79.8
581 - 600               $2,783,422    7        26.61    $397,632    6.674  358.89   593   80.0
561 - 580                 $776,800    2         7.43    $388,400    6.893  359.00   579   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 7                9/21/2005 6:43:16 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $10,459,463

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0                       $2,769,642    7        26.48    $395,663    7.662  358.14   613   79.9
12                        $739,200    2         7.07    $369,600    7.385  359.00   597   80.0
24                      $4,023,971   10        38.47    $402,397    6.247  359.12   613   80.0
36                      $2,682,439    6        25.65    $447,073    6.397  359.31   634   80.0
60                        $244,210    2         2.33    $122,105    8.625  303.00   676   78.4
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                  (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                  WA     CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION       MTR    BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6              3      $244,210    2         2.33    $122,105    8.625  303.00   676   78.4
19 - 24           23    $4,310,371   11        41.21    $391,852    6.294  359.11   614   80.0
25 - 31           31      $405,518    1         3.88    $405,518    6.330  355.00   623   80.0
32 - 37           35    $5,499,363   13        52.58    $423,028    7.142  359.01   619   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                      (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000              $40,244    1         0.38     $40,244    8.625  303.00   610   70.0
5.001 - 6.000           $4,341,760   11        41.51    $394,705    6.376  356.59   620   80.0
6.001 - 7.000           $4,076,909   10        38.98    $407,691    6.897  358.70   623   80.0
7.001 - 8.000           $2,000,550    5        19.13    $400,110    7.465  358.60   609   79.9
------------------------------------------------------------------------------------------------------------------------------------
6.336                  $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                   (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000            $427,239       1     4.08    $427,239    6.600  358.00   705   80.0



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 7                9/21/2005 6:43:16 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $10,459,463

                                Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                   (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000         $2,873,150    7        27.47    $410,450    5.875  359.47   618   80.0
13.001 - 13.500         $2,469,518    6        23.61    $411,586    6.319  358.34   606   80.0
13.501 - 14.000         $1,574,821    4        15.06    $393,705    7.010  359.25   615   80.0
14.001 - 14.500         $2,026,372    5        19.37    $405,274    7.312  358.62   603   80.0
14.501 - 15.000           $623,966    2         5.97    $311,983    8.036  340.02   647   79.7
15.501 - 16.000            $40,244    1         0.38     $40,244    8.625  303.00   610   70.0
17.501 - 18.000           $424,152    1         4.06    $424,152   10.750  360.00   657   80.0
------------------------------------------------------------------------------------------------------------------------------------
13.682                 $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                 (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                     $203,966    1         1.95     $203,966   8.625  303.00   689   80.0
1.500                   $8,653,389   22        82.73     $393,336   6.722  358.90   615   79.9
3.000                   $1,602,107    4        15.32     $400,527   6.962  357.48   631   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00     $387,388   6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                   $1,010,405    3         9.66     $336,802   7.440  347.27   654   80.0
1.500                   $9,449,057   24        90.34     $393,711   6.727  358.69   615   79.9
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00     $387,388   6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000           $3,300,389    8        31.55    $412,549    5.969  359.28   629   80.0
6.001 - 7.000           $3,665,139    9        35.04    $407,238    6.468  358.66   613   80.0
7.001 - 8.000           $3,029,538    8        28.96    $378,692    7.516  354.83   609   79.9
8.001 - 9.000              $40,244    1         0.38     $40,244    8.625  303.00   610   70.0
> 10.000                  $424,152    1         4.06    $424,152   10.750  360.00   657   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 7                9/21/2005 6:43:16 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $10,459,463

                                Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date               (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
12/05                     $244,210    2         2.33    $122,105    8.625  303.00   676   78.4
07/07                     $380,000    1         3.63    $380,000    6.400  358.00   597   80.0
08/07                   $3,070,371    8        29.35    $383,796    6.309  359.00   617   80.0
09/07                     $860,000    2         8.22    $430,000    6.195  360.00   612   80.0
04/08                     $405,518    1         3.88    $405,518    6.330  355.00   623   80.0
07/08                   $1,624,811    4        15.53    $406,203    7.268  358.00   633   79.9
08/08                   $2,178,400    5        20.83    $435,680    6.971  359.00   603   80.0
09/08                   $1,696,152    4        16.22    $424,038    7.242  360.00   627   80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $10,459,463   27       100.00    $387,388    6.796  357.59   619   79.9
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 7 of 7                9/21/2005 6:43:16 PM